UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 30, 2011

SRA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31334 (Commission File Number)	54-1360804 (IRS Employer Identification No.)

4300 Fair Lakes Court Fairfax, Virginia (Address of Principal Executive Offices)	22033 (Zip Code)
(Registrant’s telephone number, including area code): (703) 803-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Information
On March 30, 2011, SRA International, Inc. (the “Company”) decided to either divest or significantly restructure its subsidiary, Era Systems Corporation (“Era”) and Era’s wholly-owned subsidiaries.
Also on March 30, 2011, the Company’s management decided to divest its contract research organization, SRA Global Clinical Development, LLC (“GCD”), and GCD’s wholly-owned subsidiaries.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRA INTERNATIONAL, INC.
Date: April 14, 2011	/s/ RICHARD J. NADEAU
Richard J. Nadeau
Executive Vice President and Chief Financial Officer